Security Equity Fund
Security Mid Cap Growth Fund
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

Supplement Dated February 1, 2012
to Prospectus Dated February 1, 2012

This supplement provides new and additional information beyond that contained in the Prospectus for Large Cap Core Institutional Fund, Small Cap Growth Institutional Fund, Large Cap Concentrated Growth Institutional Fund and Mid Cap Growth Institutional Fund (the “Funds”) and should be read in conjunction with those Funds’ Prospectus.

Closure of Fund Share Classes to New Investors

The Institutional Share Class of the Large Cap Core Institutional Fund, Small Cap Growth Institutional Fund, Large Cap Concentrated Growth Institutional Fund and Mid Cap Growth Institutional Fund are currently closed to all new investments. The Institutional Share Class of these Funds will be open to accept purchases from investors beginning on or about Thursday, March 1, 2012, unless otherwise indicated.

Please Retain This Supplement For Future Reference